Exhibit 99.1

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time on March 3, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time on March 3, 2013. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards must be received before March 1, 2013. KAYAK SOFTWARE CORPORATION BROADRIDGE FINANCIAL SOLUTIONS, INC. 51 MERCEDES WAY, EDGEWOOD, NY 11717 M51816-Z59675 KAYAK TEST The Board of Directors recommends you vote FOR proposals 1 and 2. For Abstain Against 1 To adopt the Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated, and Produce Merger Sub Inc. 2 To adjourn the Special Meeting of Stockholders, if necessary, to solicit additional proxies if there are insufficient votes to adopt the Agreement and Plan of Merger at the time of the Special Meeting of Stockholders. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address change/comments, mark here. (See reverse for instructions) Yes No Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Special Meeting of Stockholders March 4, 2013, 10:00 a.m. Eastern Standard Time Bingham McCutchen LLP One Federal Street Boston, MA 02110-1726 YOUR VOTE IS IMPORTANT TO US Directions to the Special Meeting: From the North: From I-93 South and the Tobin Bridge, take Exit 23 (Purchase Street/South Station). Upon exiting, proceed on Purchase Street and turn right onto Pearl Street. Turn left onto Franklin Street, then turn right onto Federal Street. The Garage entrance is on the left at the corner of Federal and Milk Street. From the South: Take I-93 north to Exit 20 (Mass. Turnpike/South Station). Stay in left lane. While on this long ramp, follow the sign for South Station/Chinatown. Continue straight and at the 4th traffic light turn right onto Summer Street. Take next left onto High Street then take first left onto Federal Street. The Garage entrance is on the left at the corner of Federal and Milk Street. From the West: Take the Mass. Turnpike (I-90) to Exit 24-A (South Station), following signs for Atlantic Avenue. At the 3rd traffic light, turn left onto Summer Street. Continue on Summer Street through 2 traffic lights, turning right onto High Street then take first left onto Federal Street. The Garage entrance is on the left at the corner of Federal and Milk Street. From Logan Airport: Follow the "Exit" signs from the airport to the Summer Tunnel. Stay in the left lane of the tunnel. At the end of the tunnel, bear left and follow signs for Government Center. Turn left onto Congress Street. Follow Congress Street to Purchase Street. Turn right onto Purchase Street. Follow Purchase Street to Summer Street. Turn right onto Summer Street. Turn right at the next set of lights (High Street). On High Street take first left onto Federal Street. The Garage is on the left at the corner of Federal and Milk Street From the MBTA Red Line, Amtrak, and Commuter Rail (South Station): Coming out of South Station onto Summer Street, cross Surface Road and walk straight on to Federal Street. Continue on Federal Street, eventually crossing over Franklin Street. One Federal Street is on the left side of the street. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders: The Proxy Statement/Prospectus is available at www.proxyvote.com. M51817-Z59675 KAYAK Software Corporation Special Meeting of Stockholders March 4, 2013 This proxy is solicited on behalf of the Board of Directors of KAYAK Software Corporation The undersigned stockholder hereby appoints Daniel Stephen Hafner, Paul M. English and Melissa H. Reiter, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A and/or Class B Common Stock of KAYAK Software Corporation that the undersigned stockholder is entitled to vote at the Special Meeting of Stockholders to be held on March 4, 2013, at the offices of Bingham McCutchen LLP, 13th Floor, One Federal Street, Boston, Massachusetts, 02110, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side